EXHIBIT 99.1

FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

REGIONS FINANCIAL CORPORATION Regions/Union Planters Merger Complete July 1, 2004 $84 billion in assets Approximately $16 billion in market capitalization $4.6 billion, annualized*, in revenues from diversified sources 5 million customers Strong banking franchise in South, Midwest and Texas Over 200 brokerage offices in 15 states One of the nation's Top 20 mortgage companies Growing insurance presence in our footprint * Based on quarter ended September 30, 2004 financial results

REGIONS FINANCIAL CORPORATION Broader and Stronger Distribution Capability Distribution Strength 5mm Customers 1,400 Branches 1,700 ATMs 975 Financial Advisors 1900 Insurance Licensees 450K Online Customers

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 55 12 1 1 15 17 18 REGIONS FINANCIAL CORPORATION Better Business Balance and Diversification 42% of Total Revenues from Fee Income Combined Revenue Composition* * Quarter ended September 30, 2004; excludes securities gains(losses) Insurance 2% Net Interest Inc 58% Mortgage Banking 9% Brokerage & Trust 13% Other 1% Banking - Fees 17%

WHY SCALE DOES MAKE A DIFFERENCE!

LARGER MARKET CAP IS A POSITIVE More recognition in customer base More recognition by institutional shareholders Better currency for acquisitions

LARGER IS BETTER IN TODAY'S REGULATORY ENVIRONMENT Better able to afford and attract strong directors top level compliance professionals high quality internal audit professionals

LARGER MEANS MORE PRODUCTS AND SERVICES Significant Morgan Keegan Growth Prospects Individual wealth management business Brokerage Trust Asset Management Corporate clients Mergers and acquisitions Equity and debt financings Other investment banking services Municipal clients Debt offerings Advisory services

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 8.6 37.4 34.6 9.1 10.3 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 7.8 31.1 27.3 9.4 24.4 LARGER MEANS MORE PRODUCTS AND SERVICES Significant Morgan Keegan Growth Prospects 1st Qtr 2nd Qtr 20 38 23 14 5 12 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 FYE 7/31/98 YTD 9/30/03 YTD 9/30/04 Equity Capital Markets Dividends, Interest and Other Private Client Fixed Income Capital Markets Investment Advisory and Trust

Customer Retention & Growth Ongoing Branch Service Satisfaction 2X2X2 Program Customer Focus Groups Customer Satisfaction Surveys Commercial Banking Retention Management Associate Engagement Surveys Mortgage Origination Satisfaction Surveys New Account Satisfaction Studies VRU Surveys for Call Center Satisfaction LARGER MEANS ENJOYING THE CAPABILITIES TO HAVE AND MAINTAIN MARKET SHARE Focus on Customer Retention and Customer Service

LARGER MEANS ECONOMIES OF SCALE... Economies of Scale Mean Cost Savings 2004 total cost savings of $30 million expected $6 million realized in 3Q04 $24 million expected in 4Q04 2005 total cost savings in range of $120 million to $150 million expected Cost saves should accelerate as year progresses $120 to $150 million is inclusive of $30 million expected in 2004 2006 total cost savings of $200 million expected Timing of cost saves is dependent on branch conversion schedule

LARGER MEANS ECONOMIES OF SCALE... Economies of Scale Mean Cost Savings Leverage in negotiation of contracts Consolidation of operations centers and administrative functions (e.g., HR, Finance, Credit Operations) Mortgage Sale of $5 billion of non-footprint mortgage servicing rights Sale of non-footprint retail mortgage production offices Consolidation of operation centers Consolidation of servicing platforms - closing of Montgomery servicing center in 2004 Personnel savings

HOWEVER...SCALE WAS ONLY ONE OF THE REASONS FOR THE REGIONS/UNION PLANTERS COMBINATION Ability to create shareholder value Potential for revenue synergies abound Cultures of the two organizations fit well Jack Moore is a great successor for Carl Jones

Event Scheduled Timing Completed Day 1 - Legal merger, Employee/Customer launch events, consolidations (e.g. Credit Policy, Finance, HR) July 1, 2004 July 1, 2004 Top 200 executives in place July 1, 2004 July 1, 2004 Regions and Union Planters ATM's linked July 1, 2004 July 1, 2004 Combined new board and committee meetings July 15, 2004 July 15, 2004 Conversion of PFIC into Morgan Keegan August 2004 August 1, 2004 Mortgage Servicing Platform Conversion 3Q04 September, 2004 3Q04 reporting October 2004 October 15, 2004 Phase 1 Bank Conversion 2Q05 Phase 2 Bank Conversion 3Q05 Phase 3 Bank Conversion 4Q05 MEASURED, CUSTOMER-FOCUSED INTEGRATION PLAN Timeline for Key Merger Events

REGIONS FINANCIAL CORPORATION Regions/Union Planters merger offers numerous opportunities Merger is on track and going well Regions is positioned for growth in earnings and increasing shareholder value Excited about 2005 and beyond